Management Presentation
February 24, 2009

Fourth Quarter & Year End 2008 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation, including our "2008 Financial Outlook", contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with sever effects of national and regional economic downturn;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which compliment and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of 2008 Actual Results vs. Guidance

(US $ in millions)	2008 Actual Results	2008 Original Guidance
Revenue	$584.6	$600 - $610 million
MDC's Share of EBITDA	$61.0	$61 - $64 million
Free Cash Flow	$32.9	$30 - $35 million

Note: See appendix for definitions of non-GAAP measures.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2008	2007	*% Change*	2008	2007	*% Change*
Revenue	$ 144.7	$ 152.1	*(4.9)* %	$ 584.6	$ 533.9	*9.5* %
Operating Expenses						
Cost of services sold	99.7	96.4	*3.5* %	392.1	343.3	*14.2* %
SG&A	35.0	37.1	*(5.7)* %	137.8	138.2	*(0.3)* %
D&A	8.6	7.7	*12.5* %	34.4	29.0	*18.7* %
Operating Income	1.4	11.0	*(87.6)* %	20.3	23.4	*(13.0)* %
Other income (expense)	4.2	(2.7)		(0.0)	(15.1)	
Income tax (expense) recovery	4.0	(9.3)		(2.4)	(6.1)	
Equity in Earnings of Affiliates	0.1	0.0		0.3	0.2	
Minority Interests	(1.6)	(5.6)		(8.1)	(20.5)	
Income (Loss) from Contining Ops	8.1	(6.6)		10.1	(18.2)	
Loss from discontinued operations	(3.3)	(1.6)		(10.0)	(8.2)	
Net Income (Loss)	$ 4.7	$ (8.2)		$ 0.1	$ (26.4)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2008	2007	*% Change*	2008	2007	*% Change*
Revenue						
Strategic Marketing Services	$ 87.0	$ 84.0	*3.5* %	$ 333.4	$ 307.2	*8.5* %
Customer Relationship Management	29.8	33.8	*(11.9)* %	134.0	113.0	*18.6* %
Specialized Communication Services	27.9	34.3	*(18.5)* %	117.3	113.7	*3.2* %
Total Revenue	$ 144.7	$ 152.1	*(4.9)* %	$ 584.6	$ 533.9	*9.5* %

Amounts and percentages may not foot due to rounding.

Fourth Quarter 2008 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	5.9%	-11.9%	-8.6%	-1.3%
Acquisition Growth	-	-	-	-
Foreign Exchange Growth & Other	-2.4%	-0.1%	-9.9%	-3.5%
Total	3.5%	-11.9%	-18.5%	-4.9%

MDC PARTNERS

Year to Date 2008 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	6.6%	18.7%	3.0%	8.4%
Acquisition Growth	1.9%	-	0.7%	1.2%
Foreign Exchange Growth & Other	0.0%	-0.1%	-0.5%	-0.1%
Total	8.5%	18.6%	3.2%	9.5%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2008	2007	% Change	2008	2007	% Change
EBITDA						
Strategic Marketing Services	$ 17.2	$ 18.3	*(6.2) %*	$ 55.5	$ 54.8	*1.3 %*
margin	*19.8%*	*21.8%*		*16.6%*	*17.8%*	
Customer Relationship Management	2.2	3.1	*(29.4) %*	12.5	9.9	*26.1 %*
margin	*7.3%*	*9.1%*		*9.3%*	*8.8%*	
Specialized Communication Services	3.7	6.4	*(42.2) %*	14.3	15.6	*(8.7) %*
margin	*13.2%*	*18.6%*		*12.1%*	*13.7%*	
Marketing Communications	23.1	27.8	*(17.0) %*	82.2	80.3	*2.4 %*
margin	*16.0%*	*18.3%*		*14.1%*	*15.0%*	
Corporate Expenses	(4.4)	(4.3)	*0.9 %*	(13.0)	(17.7)	*(26.3) %*
Total EBITDA	$ 18.7	$ 23.5	*(20.3) %*	$ 69.2	$ 62.6	*10.6 %*
margin	*12.9%*	*15.4%*		*11.8%*	*11.7%*	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2008	2007	*% Change*	2008	2007	*% Change*
MDC EBITDA						
Strategic Marketing Services	$ 16.5	$ 14.8	*11.5* %	$ 51.1	$ 39.1	*30.6* %
Customer Relationship Management	2.2	3.0	*(28.9)* %	12.2	9.8	*25.0* %
Specialized Communication Services	2.8	4.4	*(35.7)* %	10.8	10.9	*(0.7)* %
Marketing Communications	21.5	22.2	*(3.3)* %	74.1	59.8	*24.0* %
Corporate	(4.4)	(4.3)	*0.9* %	(13.0)	(17.7)	*(26.3)* %
Total MDC EBITDA	$ 17.1	$ 17.9	*(4.3)* %	$ 61.0	$ 42.1	*45.2* %

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended December 31, 2008	2007	Twelve Months Ended December 31, 2008	2007
MDC EBITDA	$17.1	$17.9	$61.0	$42.1
Capital Expenditures	(4.0)	(5.0)	(14.4)	(19.5)
Cash Taxes	(0.1)	(0.0)	(1.0)	(1.2)
Cash Interest, net	(3.9)	(4.7)	(12.7)	(13.2)
Free Cash Flow	**$9.2**	**$8.2**	**$32.9**	**$8.1**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary Cash Flow Data

(US$ in millions)	Twelve Months Ended December 31, 2008	2007
Cash flows from continuing operating activities	$60.9	$3.1
Discontinued operations	(3.5)	1.0
Net cash provided by operating activies	**$57.4**	**$4.1**
Net cash used in investing activities	**($50.2)**	**($60.9)**
Net cash provided by financing activities	**$23.5**	**$60.9**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Liquidity Profile

Available Liquidity at December 31, 2008

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		9.7
Term Loan A		60.0
Delayed Draw Term Loan B		70.0
		139.7
Letters of Credit		4.7
Funds Available Under Facility	$	40.6
Available Cash		32.9
Liquidity	$	73.5

MDC PARTNERS

Temporal Put Obligations and Impact on EBITDA

The following estimates assume that the underlying agencies continue to perform at their current levels:

	Estimated Put Impact at December 31, 2008			
	Payment Consideration			Incremental
(US$ in millions)	Cash	Stock	Total	EBITDA in Period
2009	$6.5	$0.4	$7.0	$1.7
2010	1.0	0.1	1.1	0.2
2011	1.3	0.7	2.0	0.8
2012	4.6	1.0	5.6	1.6
Thereafter	14.3	1.7	16.0	1.4
Total	$27.7	$3.9	$31.7	$5.7
	Effective Multiple			5.6

Note: Excludes put rights of $6.2 million exercisable pursuant to termination of employment.

MDC PARTNERS

2009 Financial Outlook

	2009 Guidance	Implied Year over Year Growth
Revenue	$590 - $605 million	+1% to +3%
MDC's Share of EBITDA	$63 - $65 million	+3% to +6%
Free Cash Flow	$34 - $36 million	+3% to +9%

Note: See appendix for definitions of non-GAAP measures.

2009 guidance implies organic growth of +3% to +6% for 2009.

Appendix

MDC PARTNERS

MDC PARTNERS

Summary of Restated Quarterly 2008 vs. 2007 Results

($ in millions)	Q1 2007	Q1 2008	Q2 2007	Q2 2008	Q3 2007	Q3 2008	Q4 2007	Q4 2008	Total 2007	Total 2008
Revenue	$ 114.6	$ 140.9	$ 131.4	$ 156.9	$ 135.8	$ 142.1	$ 152.1	$ 144.7	$ 533.9	$ 584.6
EBITDA	9.5	12.9	15.2	20.0	14.4	17.5	23.5	18.7	62.6	69.2
margin %	*8.3%*	*9.2%*	*11.5%*	*12.8%*	*10.6%*	*12.3%*	*15.4%*	*12.9%*	*11.7%*	*11.8%*
MDC EBITDA	5.3	10.8	9.6	17.0	9.3	16.1	17.9	17.1	42.1	61.0

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation.
- **MDC's Share of EBITDA:** MDC's Share of EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation less minority interest.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest less capital expenditures, net, less cash interest, net, less cash taxes.

Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on February 24, 2009.